                                                                   EXHIBIT 10.30


                              ETEC SYSTEMS, INC.

                               INTEL CORPORATION

                   _________________________________________

                              INVESTOR AGREEMENT

     THIS INVESTOR AGREEMENT (this "Agreement") is made and entered into as of
the      day of            , 1996, by and among ETEC SYSTEMS, INC. a Nevada
    ----        -----------                     ------------------
corporation (the "Company"), and INTEL CORPORATION, a Delaware corporation (the
                                 -----------------
"Investor").

RECITALS:

     A. Contemporaneously with the execution and delivery hereof, the Investor is purchasing from the Company, and the Company is selling to the Investor,
                     (     ) shares of the Company's Common Stock (as defined in
- --------------------  -----
Section 1 below) pursuant to the Common Stock Purchase Agreement (as defined in
Section 1 below), and the Company is at the same time issuing the Warrants (as defined in Section 1 below) to the Investor.

     B. In connection with the Investor's acquisition of Common Stock and the Warrants, the Investor and the Company are entering into this Investor Agreement to provide for certain rights and obligations with respect thereto.

                                   SECTION 1
                                   ---------

                                  Definitions
                                  -----------

     1.1  Certain Definitions.  As used in this Agreement, the following terms
          -------------------
shall have the meanings set forth below:

     (a) "Affiliate" shall have the meaning specified in Rule 12b-2 under the Exchange Act, as such rule is currently in effect.

     (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     (c) "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

     (d)  "Common Stock Purchase Agreement" shall mean that certain Common Stock
Purchase Agreement dated as of May   , 1996 by and between the Company and the
                                   --
Investor.

     (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (f) "Holder" shall mean the Investor, so long as the Investor holds Registrable Securities, and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 5 hereof.

     (g) "Initial Public Offering" shall mean the initial sale of Common Stock of the Company to the public which is effected pursuant to a registration statement filed with, and declared effective by, the SEC under the Securities Act.

     (h) "Other Shareholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations.

     (i) "Registrable Securities" shall mean (i) shares of Common Stock purchased by the Investor from the Company pursuant to the Common Stock Purchase Agreement, (ii) any shares of Common Stock issued or issuable upon complete or partial exercise of the Warrants, and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public.

     (j) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

     (k) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of counsel for the Holders (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).

     (l) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     (m) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

     (n) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     (o) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for the Holder (other than the fees and disbursements of counsel included in Registration Expenses).

     (p) "Subsidiary" of any party shall mean any corporation, partnership, joint venture, association or other business entity of which such party now or hereafter owns, directly or indirectly, securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other governing body thereof.

     (q) "Voting Securities" shall mean any securities of the Company (unless the context specifically contemplates another issuer) having the ordinary power to vote, in the absence of contingencies, in the election of directors of the Company and any securities convertible, exchangeable or exercisable for such securities (whether or not presently so convertible, exchangeable or exercisable).

     (r) "Warrants" shall mean the Warrants dated the date hereof issued by the Company to the Investor.

                                   SECTION 2
                                   ---------

                              "Lock-Up" Agreement
                               ------------------

     The Investor agrees that it will not sell, exchange or transfer for value any shares of Common Stock purchased pursuant to the Common Stock Purchase Agreement in a public market transaction, other than shares of Common Stock which are issued to the Investor pursuant to the exercise of the Warrants, during the period extending from the date hereof until the second anniversary of the date hereof. The foregoing shall not preclude any private sale or other private disposition of such shares of Common Stock or any transfer of shares from the Investor to a Subsidiary of the Investor, provided that in any such case the transferee assumes the obligations of the Investor under this Section 2, as provided in Section 5 hereof.

                                   SECTION 3
                                   ---------

                             "Standstill" Agreement
                              ---------------------

     3.1  Standstill Obligation.  Subject to Section 3.2 and other provisions
          ---------------------
hereof, from the date hereof until the second anniversary of the date hereof, the Investor covenants to and agrees with the Company that, unless the Investor is specifically invited in writing to do so by the Company, the Investor shall not, and shall cause each of its Subsidiaries not to, directly or indirectly:

          (i) in any way acquire or agree to acquire beneficial ownership of any securities or any direct or indirect rights or options to acquire beneficial ownership of any securities of the Company, if the aggregate percentage (calculated by voting power) of the Voting Securities beneficially owned by the Investor and its Subsidiaries after giving effect to such acquisition would equal or exceed 20% (the "Percentage Limitation") of the aggregate Voting Securities then outstanding, measured by ordinary voting power, and assuming the conversion, exchange or exercise of all securities then outstanding which may be (at that time or at a later time or upon the occurrence of one or more contingencies);

          (ii) make any public announcement with respect to, or submit to the Company or any of its directors, officers, representatives, employees, attorneys, advisers, agents or Affiliates (whether publicly or otherwise) any proposal for, the acquisition of Voting Securities not permitted by subsection (a) above or for or with respect to any merger, consolidation or business combination involving the Company or its Affiliates or for or with respect to any purchase of a substantial portion of the assets of the Company or its Affiliates, whether or not any parties other than the Investor and its Affiliates are involved, and whether or not such proposal might require the making of a public announcement by the Investor; provided, however, that the foregoing shall not be deemed to preclude the Investor from making any filing or public announcement required in order to comply with applicable law as a result of purchases by the Investor of shares of Common Stock which do not result in a breach by the Investor of subsection (a) above;

          (iii) make, or in any way participate in, any "solicitation" of "proxies" to vote any Voting Securities or become a "participant" in any "election contest" (as such terms are defined or used in Regulation 14A under the Exchange Act, as such Regulation is currently in effect), provided that the Investor shall not be deemed to be a "participant" by
     --------
     reason of exercise of its ordinary voting rights;

          (iv) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any Voting Securities of the Company;

          (v) grant any proxy with respect to any Voting Securities to any Person not approved by the Company;

          (vi) deposit any Voting Securities in a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of such Voting Securities or other agreement having similar effect;

          (vii) take any action which would be reasonably likely to require the Company or the Investor to make a public announcement regarding any of the matters specified in this Section 3;

          (viii) enter into any negotiations, arrangements or understandings with any third party with respect to any of the foregoing, or any discussions designed to advise, assist or encourage any third party in connection with any of the foregoing;

          (ix) disclose publicly any intention, plan or arrangement inconsistent with the foregoing; or

          (x) otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of the Company, other than through the exercise of ordinary voting rights.

The Investor may acquire Voting Securities without regard to the foregoing limitations, and such limitations shall be suspended, but not terminated, if and for so long as (A) a tender or exchange offer is made and is not withdrawn or terminated by another person or group to purchase or exchange for cash or other consideration any Voting Securities which, if accepted or if otherwise successful, would result in such person or group beneficially owning or having the right to acquire Voting Securities representing twenty percent (20%) or more of the aggregate outstanding Voting Securities measured by ordinary voting power, and assuming the conversion, exchange or exercise of all securities then outstanding which may be (at that time or at a later time or upon the occurrence of one or more contingencies), and such offer is not withdrawn or terminated prior to the Investor making an offer to acquire Voting Securities or acquiring Voting Securities, or (B) another person or group hereafter acquires Voting Securities which results in such person or group beneficially owning or having the right to acquire Voting Securities representing twenty percent (20%) or more of the aggregate outstanding Voting Securities measured by ordinary voting power, and assuming the conversion, exchange or exercise of all securities then outstanding which may be (at that time or at a later time or upon the occurrence of one or more contingencies) and such person or group would be required to file a Schedule 13D (under the rules promulgated under Section 13(d) of the Exchange Act as such rules are in effect on the date hereof) indicating pursuant to Item 4 of such Schedule 13D that the purpose of such acquisition is other than for investment; provided, however, that the foregoing limitation regarding purchases of Voting Securities shall be reinstated, in the case of (A) above, once any such tender or exchange offer is withdrawn or terminated, or, in the case of (B) above, once the Voting Securities beneficially owned by such other person falls below twenty percent (20%) of the aggregate outstanding Voting Securities measured by ordinary voting power, and assuming the conversion, exchange or exercise of all securities then outstanding which may be (at that time or at a later time or upon the occurrence of one or more contingencies).

     3.2  "Standstill" Obligation Limitations.  The Investor shall not be
          -----------------------------------
obligated to dispose of any Voting Securities if the aggregate percentage of Voting Securities owned by the Investor and its Subsidiaries equals or exceeds the Percentage Limitation, measured by ordinary voting power, and assuming the conversion, exchange or exercise of all securities then outstanding which may be (at that time or at a later time or upon the occurrence of one or more contingencies) (a) as a result of any transaction approved by the Board of Directors of the Company, (b) as a result of any acquisition of Voting Securities made during the period when the Investor's "standstill" obligations may be suspended pursuant to Section 3.1, (c) as a result of any equity index transaction, provided that the Investor shall not vote or give a proxy with respect to any Voting Securities acquired in connection with such transaction, or (d) as part of a transaction on behalf of the Investor's Defined Benefit Pension Plan, Profit Sharing Retirement Plan 401(k) Savings Plan, Sheltered Employee Retirement Plan and Sheltered Employee Retirement Plan Plus, or any successor plans thereto or additional retirement plans (collectively, the "Retirement Plans") where the Company's shares held by such Retirement Plans are voted by a trustee independent of the Investor or otherwise are voted in the same percentages as all other shares voting.

     3.3  Retirement Plans.  For purposes of this Section 3, the Investor shall
          ----------------
be deemed not to have beneficial ownership of any Voting Securities held by any Retirement Plan if the Investor does not have the power to control the investment decisions or voting of such Retirement Plan.

                                   SECTION 4
                                   ---------

                              Registration Rights
                              -------------------

     4.1  Demand Registration.
          -------------------

     (a)  Demand for Registration.  If the Company shall receive from the Holder
          -----------------------
at any time not earlier than (I) as to Registrable Securities issuable upon exercise of the Warrants, the dates as of which the Warrants become exercisable in accordance with the conditions therefor specified in each Section 1 thereof, and (II) as to any other Registrable Securities, the second anniversary of the date hereof, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities the Company will, as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate (subject to Section ___ hereof) the sale and distribution of all or such portion of such Registrable Securities as are specified in such request. The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 4.1(a):

          (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

          (B) Subject to the proviso in clause (A)(y) of Section 4.3 hereof, after the Holder has initiated one such registration pursuant to this
     Section 4.1(a);

          (C) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

          (D) If the Holder proposes to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 4.4 hereof;

          (E) If the Holders do not request that such offering be firmly underwritten by one or more underwriters selected by the Holder (subject to the consent of the Company, which consent will not be unreasonably withheld); or

          (F) If the Company and the Holder are unable to obtain the commitment of the underwriter described in clause (E) above to firmly underwrite the offer.

     (b)  Deferral.  Subject to the foregoing clauses (i) through (vi) of
          --------
subsection 4.1(a) above, the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to the Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in clause (iii) of subsection 4.1(a) above) the Company may not defer the filing for a period of more than one hundred eighty (180) days after receipt of the request of the Holder, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period. The registration statement filed pursuant to the request of the Holder may, subject to the provisions of Section 4.3 hereof, include other securities of the Company.

     (c)  Procedures and Cutbacks.  If the Company shall request inclusion of
          -----------------------
other securities in any registration or underwriting pursuant to Section 4.1(a), such securities shall be included in such registration and underwriting, subject to the terms and conditions hereof. In such event the Company shall (together with the Holder and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Holder, which underwriter or underwriters are reasonably acceptable to the Company. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting agreement, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Holders. The securities so excluded shall also be withdrawn from registration. Notwithstanding any other provision of this Section 4.1, if the representative of the underwriters advises the Holder in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 4.3 hereof.

     4.2  Piggyback Registration. (a)  If the Company shall propose, at any
          ----------------------
time not earlier than (I) as to Registrable Securities issuable upon exercise of the Warrants, the dates as of which the Warrants may become exercisable in accordance with the conditions therefor specified in each Section 1 thereof, and (II) as to any other Registrable Securities, the second anniversary of the date hereof, to register any of its securities under the Securities Act for sale for cash for its own account or for the account of investors exercising their respective registration rights (otherwise than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), or a registration is requested by other holders of securities issued by the Company exercising their respective registration rights, the Company shall give the Holder notice of such proposed registration at least 20 days prior to the filing of a registration statement. At the written request of the Holder delivered to the Company within 15 days after the receipt of the notice from the Company, which request shall state the number of Registrable Securities that the Holder wishes to sell or distribute publicly under the registration statement proposed to be filed by the Company, the Company shall use its best efforts, subject to Section 4.3 hereof, to register under the Securities Act such Registrable Securities (the "Piggyback Registration"). The Company shall not be obligated to so use its best efforts more than two (2) times.

     (b)  Procedures and Cutbacks.  If a Piggyback Registration is to be an
          -----------------------
underwritten offering, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 4.2(a). In such event, the right of the Holder to registration pursuant to Section 4.2(a) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. If the Holder intends to distribute its securities through such underwriting, the Holder shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 4.1, if the representative of the underwriters advises the Holder in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 4.3 hereof.

     4.3  Allocation of Registration Opportunities.  If a registration is to be
          ----------------------------------------
an underwritten registration and the managing underwriters thereof advise the Company in writing that in their opinion the number of securities requested to be included in the registration (including all shares desired to be included by the Company or by any other party holding demand or piggyback registration rights) exceeds the number which can be sold in the offering, then: (A) if the registration is initiated by the Holder under Section 4.1(a) hereof, then the Company shall include in the registration (x) first, any securities the Company proposes to sell; and (y) second, the Registrable Securities the Holder proposes to sell, together as one group with any securities proposed to be sold by any other party then having piggyback registration rights but not any demand registration rights, pro rata according to the total number of Voting Securities owned by each such party (provided, however, that if as a result of the Company's registration of any securities the Company proposes to sell, the Holder is unable to register all of the Registrable Securities the Holder proposes to sell pursuant to the notice by which such registration was initiated, then the Holder shall have the right to initiate an additional registration under Section 4.1(a) hereof); and (z) third, the shares proposed to be sold by any other party having piggyback registration rights, together as one group pro rata according to the total Voting Securities owned by each; or (B) if the registration is initiated by the Company, then the Company shall include in the registration (y) first, the securities the Company proposes to sell and (z) second, the shares proposed to be sold by the Holder and any other party having piggyback registration rights, together as one group pro rata according to the total Voting Securities owned by each; or (C) if the registration is initiated by a party other than the Holder or the Company, then the Company shall include in the registration (x) first, any securities the Company proposes to sell, and (y) second, the shares proposed to be sold by the party exercising its demand registration right, together as one group with any shares proposed to be sold by any party then having piggyback registration rights but not any demand registration rights, pro rata according to the total number of Voting Securities owned by each such party, and (z) third, any shares proposed to be sold by the Holder and any other party having registration rights, pro rata according to the total number of Voting Securities owned by each such party. Registrable Securities not included in a registration pursuant to the foregoing shall be withdrawn therefrom, and the Company shall have no obligation to register such Registrable Securities.

     4.4  Expenses of Registration.  All Registration Expenses incurred in
          ------------------------
connection with any registration, qualification or compliance pursuant to Sections 4.1, 4.2 and 4.5 hereof, and the reasonable fees of one counsel for the selling shareholders in the case of a registration pursuant to Section 4.1 shall be borne by the Company.

     4.5  Registration on Form S-3.
          ------------------------

     (a) The Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in Sections 4.1 and 4.2, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by the Holder), provided, however, that the Company shall not be obligated to effect any such registration if (i) the Holder, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, or (ii) in the event that the Company shall furnish the certification described in paragraph 4.1(b) (but subject to the limitations set forth therein) or (iii) in a given twelve-month period, after the Company has effected one (1) such registration in any such period.

     (b) If a request complying with the requirements of subsection (a) above is delivered to the Company, the provisions of Section 4.1(b) hereof shall apply to such registration.

     4.6  Registration Procedures.  In the case of a registration effected by
          -----------------------
the Company pursuant to Section 4.1, 4.2 or 4.5, the Company will keep the Holder advised in writing as to the initiation of the registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

     (a)  Keep such registration effective for a period of one hundred twenty
(120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 145, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the registration statement;

     (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

     (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as the Holder from time to time may reasonably request;

     (d) Notify the Holder at any time when a prospectus relating to Registrable Securities being sold is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of the Holder, prepare and furnish to the Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

     (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

     (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

     (g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 4.1 or 4.2 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

     4.7  Indemnification.
          ---------------

     (a) The Company will indemnify the Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling the Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 4, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the

Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Securities Exchange Act of 1934 or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse the Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling the Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 4.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

     (b) The Holder will, if Registrable Securities are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each Other Shareholder, and each of their officers, directors, and partners, and each person controlling such Other Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Other Shareholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use therein; provided, however, that the obligations of the Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).

     (c) Each party entitled to indemnification under this Section 4.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4.7, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

     (d) If the indemnification provided for in this Section 4.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be deter-mined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control as among the parties to the underwriting agreement.

     4.8  Information by Holder.  The Holder shall furnish to the Company such
          ---------------------
information regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 4.

     4.9  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

     (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

     (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

     (c) So long as the Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

     4.10 Delay of Registration.  The Holder shall not have any right to take
          ---------------------
any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 4.

     4.11 Expiration of Rights.  All rights of the Investor under this Section 4
          --------------------
shall expire on the tenth anniversary of the date hereof.

                                   SECTION 5

                               Transfer of Shares
                               ------------------

     If prior to the expiration of the period provided in Section 2 hereof, the Holder transfers shares of Common Stock to a Subsidiary as provided therein, the Holder may transfer or assign to such Subsidiary the rights to cause the Company to register Registrable Securities under Section 4 hereof, provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes all of the obligations of the Holder under this Agreement and no such assignment or transfer shall operate to release the Holder from any of its obligations or liabilities hereunder. If, at any time, the Holder sells or otherwise transfers the Warrants, or if, after the expiration of the period provided in Section 2 hereof, the Holder sells or otherwise transfers shares of Common Stock, then, in connection therewith, the Holder may also transfer or assign the rights to cause the Company to register securities under Section 4 hereof, provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of the Holder under this Agreement other than Sections 2 and 3 hereof.


                                   SECTION 6

                                 Miscellaneous
                                 -------------

     6.1  Governing law.  This Agreement shall be governed in all respects by
          -------------
the laws of the State of Delaware.

     6.2  Successors and Assigns.  Except as otherwise expressly provided
          ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     6.3  Entire Agreement; Amendment; Waiver.  This Agreement constitutes the
          -----------------------------------
full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of all of the Registrable Securities and any such amendment, waiver, discharge or termination shall be binding on all such holders, but in no event shall the obligation of any such holder hereunder be materially increased, except upon the written consent of such holder.

     6.4  Notices, etc.  All notices required or permitted hereunder shall be in
          -------------
writing and shall be deemed effectively given (a) upon personal delivery to the party notified, (b) three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, return receipt requested, (c) one day after deposit with a nationally recognized air courier service such as DHL or Federal Express for next day delivery, or (d) on the day of facsimile transmission, with confirmed transmission, to the facsimile number shown below (or to such other facsimile number as the party to be notified may indicate by ten (10) days' advance written notice to the other party in the manner herein provided), provided that notice is also given under clauses (a), (b) or (c) above; in any such case addressed to the party to be notified at the address indicated below for that party, or at such other address as that party may indicate by ten (10) days' advance written notice to the other party in the manner herein provided.

     6.5  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power or remedy accruing to the Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of the Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Holder of any breach or default under this Agreement or any waiver on the part of the Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Holder, shall be cumulative and not alternative.

     6.6  Rights; Separability.  Unless otherwise expressly provided herein, the
          --------------------
Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     6.7  Information Rights.  The Company shall, so long as the Investor holds
          ------------------
shares of Common Stock purchased pursuant to the Common Stock Purchase Agreement dated as of May __, 1996 by and between the Company and the Investor, or the Warrants, or shares issued pursuant to the exercise of the Warrants, furnish the Investor with a copy of all reports (including annual reports on Form 10-K and quarterly reports on Form 10-Q) filed under the Exchange Act or otherwise mailed to shareholders generally.

     6.8  Information Confidential.  The Holder and the Company each acknowledge
          ------------------------
to the other that the information received from the other party pursuant hereto may be confidential and for the use of the recipient only. Unless and until such information is made available to the public generally, the recipient will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, disclosure of such information is required by law or legal process, in which event the party required to disclose such information shall notify the other party in advance of such disclosure and shall cooperate to give the other party a reasonable opportunity to seek a protective order or a designation of "confidential treatment" or other action or designation whereby such information will not be disclosed to the public generally.

     6.9  Titles and Subtitles.  The titles of the paragraphs and subparagraphs
          --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     6.10 Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


     IN WITNESS WHEREOF, the parties hereto have executed this Investor Agreement effective as of the day and year first above written.


                                       ETEC SYSTEMS, INC.



                                       By:
                                           -------------------------------

                                       Title:
                                              ----------------------------


                                       HOLDER:


                                       INTEL CORPORATION



                                       By:
                                           -------------------------------

                                       Title:
                                              ----------------------------


Addresses and facsimile numbers for notices:

Etec Systems, Inc.
26460 Corporate Avenue
Hayward, California 94545
Facsimile: (510) 732-1469

Intel Corporation
2200 Mission College Boulevard
Santa Clara, California 95052-8119
Facsimile: (408) 765-7636